UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2011

RAMTRON INTERNATIONAL CORPORATION
____________________________________________________________________
(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308
(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code:  (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a), (b), (c) and (e)

On January 26, 2011, Ramtron International Corporation (the “Company”) announced that William W. Staunton resigned as Chief Executive Officer and a director of the Company, effective January 24, 2011. The Company and Mr. Staunton have agreed that his resignation will constitute a termination of employment as of January 24, 2011.  The Company and Mr. Staunton also terminated as of January 24, 2011, Mr. Staunton’s Change in Control Severance Agreement. In connection with his resignation the Company agreed to pay Mr. Staunton an amount equal to his current salary on his normal payroll schedule, and to continue his current health plan benefits, through January 24, 2012.  Mr. Staunton’s resignation is not a result of any disagreement with the Company or its executive officers, or any matter relating to the Company’s operations, policies or practices.

On January 26, 2011, the Company also announced that Eric A. Balzer, the Company’s Chief Financial Officer has been appointed to be Chief Executive Officer of the Company. Mr. Balzer will continue his position as Chief Financial Officer, until his replacement in that position is appointed. Mr. Balzer’s current compensation will remain unchanged in his position as Chief Executive Officer. Mr. Balzer was elected a director of the Company in September 1998 and was named the Company’s Chief Financial Officer in October 2004.  He also served on the Company’s audit committee from 1999 to 2004.

In satisfaction of the disclosure required pursuant to Sections 401(b) and 401(e) of Regulation S-K, the sections of the Company’s 2010 Proxy Statement, filed with the SEC on April 16, 2010, entitled “Election of Directors” and “Executive Officers of the Registrant” is incorporated by reference herein. With respect to the disclosure required pursuant to Section 401(d) of Regulation S-K, there are no family relationships between Mr. Balzer and any director or executive officer of the Company. With respect to Section 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Balzer and the Company that would be required to be reported.

Item 7.01    REGULATION FD DISCLOSURE

On January 26, 2011, the Company issued a press release announcing Mr. Staunton’s resignation and the appointment of Mr. Balzer as Chief Executive Officer.   A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS:

(a)           Financial Statements - Not Applicable
(b)           Pro-Forma Financial Information - Not Applicable
(c)           Shell Company Transactions - Not Applicable
(d)           Exhibits:

99.1	Press Release dated January 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

/s/ Eric A. Balzer
Eric A. Balzer
Chief Financial Officer
(Principal Accounting Officer and
Duly Authorized Officer of the
Registrant)

Dated: January 26, 2011

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